                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): October 8, 2003
                                                         -----------------


                             RPM INTERNATIONAL INC.
  -----------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


      Delaware                      1-14187                    02-0642224
----------------------             ---------                  ------------
  (State or other                 (Commission               (I.R.S. Employer
  jurisdiction of                 File Number)              Identification No.)
  incorporation)


      2628 Pearl Road, P.O. Box 777, Medina, Ohio                 44258
--------------------------------------------------------------------------------
       (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code:        (330) 273-5090
                                                     --------------------------

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
         ----------------------------------------------

         On October 8, 2003, RPM International Inc. issued a press release announcing its first quarter results for the quarter ended August 31, 2003, which provided detail not included in previously issued reports. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1.

                                    SIGNATURE
                                    ---------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              RPM INTERNATIONAL INC.

Date:  October 8, 2003        By:     /s/ P. Kelly Tompkins
                                    -------------------------------------------
                                    P. Kelly Tompkins
                                    Senior Vice President, General Counsel and
                                    Secretary

                                  EXHIBIT INDEX
                                  -------------

Exhibit        Description of Exhibit
-------        ----------------------

99.1 Press Release issued by RPM International Inc., dated October 8, 2003, announcing the Company's first quarter results.